                                                               EXHIBIT (h)(9)(b)

                               Amendment No. 1 to
                  Amended and Restated Participation Agreement
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                     American General Life Insurance Company
                  American General Equity Services Corporation

The Amended and Restated Participation Agreement, dated as of October 1, 2002, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation (the "Agreement") is hereby amended as follows:

1. Schedules D of the Agreement is deleted and replaced in its entirety with the Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is effective as of January 1, 2005.

Franklin Templeton Variable                Franklin/Templeton Distributors, Inc.
Insurance Products Trust


By:                                        By:
    ------------------------------             ---------------------------------
Name: Karen L. Skidmore                    Name: Scott M. Lee
Title: Assistant Vice President            Title: Senior Vice President


American General Life Insurance            American General Equity Services
Company                                    Corporation


By:                                        By:
    ------------------------------             ---------------------------------
Name:                                      Name:
Title:                                     Title:


Attest:                                    Attest:
        --------------------------                 -----------------------------
Name:                                      Name:
Title:                                     Title:

[Corporate Seal]                  [Corporate Seal]

                                   Schedule D

                            Contracts of the Company

--------------------------------------------------------------------------------------------------------
          Product Name             Separate Account Name
         Registered Y/N              Registration Date
 #   1933 Act #, State ID #              1940 Act #                 Classes of Shares and Portfolios
--------------------------------------------------------------------------------------------------------
 1   AG Legacy Plus VUL       American General Life Insurance   Class 2 shares:
     Yes                      Company Separate Account VL-R     Franklin Small Cap Fund
     333-89897                May 6, 1997                       Templeton Foreign Securities Fund
     99616                    811-08561

--------------------------------------------------------------------------------------------------------
 2   Legacy Plus VUL          American General Life Insurance   Class 2 shares:
     Yes                      Company Separate Account VL-R     Franklin Small Cap Fund
     333-53909                Yes                               Templeton Developing Markets Securities
     98615                    May 6, 1997                       Fund
                              811-08561                         Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------
 3   Platinum Investor I      American General Life Insurance   Class 2 shares:
     VUL                      Company Separate Account VL-R     Franklin U.S. Government Fund
     Yes                      May 6, 1997                       Mutual Shares Securities Fund
     333-42567                811-08561                         Templeton Foreign Securities Fund
     97600

--------------------------------------------------------------------------------------------------------
 4   Platinum Investor II     American General Life Insurance   Class 2 shares:
     VUL                      Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-103361               811-08561                         Mutual Shares Securities Fund
     97610                                                      Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------
 5   Platinum Investor III    American General Life Insurance   Class 2 shares:
     VUL                      Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-43264                811-08561                         Mutual Shares Securities Fund
     00600                                                      Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------
 6   Platinum Investor PLUS   American General Life Insurance   Class 2 shares:
     VUL                      Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-82982                811-08561                         Mutual Shares Securities Fund
     02600                                                      Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------
 7   Platinum Investor        American General Life Insurance   Class 2 shares:
     Survivor VUL             Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-90787                811-08561                         Mutual Shares Securities Fund
     99206                                                      Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------
 8   Platinum Investor        American General Life Insurance   Class 2 shares:
     Survivor II VUL          Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-65170                811-08561                         Mutual Shares Securities Fund
     01206                                                      Templeton Foreign Securities Fund

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          Product Name             Separate Account Name
         Registered Y/N              Registration Date
 #   1933 Act #, State ID #              1940 Act #                 Classes of Shares and Portfolios
--------------------------------------------------------------------------------------------------------
 9   Platinum Investor        American General Life Insurance   Class 2 shares:
     Variable Annuity         Company Separate Account D        Templeton Global Asset Allocation Fund
     Yes                      November 19, 1993                 Templeton Foreign Securities Fund
     333-70667                811-02441
     98020

--------------------------------------------------------------------------------------------------------
10   The One VUL Solution     American General Life Insurance   Class 2 shares:
     Yes                      Company Separate Account VL-R     Franklin Small Cap Fund
     333-87307                May 6, 1997                       Templeton Developing Markets Securities
     99615                    811-08561                         Fund

--------------------------------------------------------------------------------------------------------
11   Platinum Investor        American General Life Insurance   Class 2 shares:
     Immediate VA             Company Separate Account D        Franklin Small Cap Value Securities Fund
     Yes                      November 19, 1993                 Franklin U.S. Government Fund
     333-109206               811-02441                         Mutual Shares Securities Fund
     03017

--------------------------------------------------------------------------------------------------------
12   Platinum Investor        American General Life Insurance   Class 2 shares
     FlexDirector             Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-109613               811-08561                         Mutual Shares Securities Fund
     03601

--------------------------------------------------------------------------------------------------------
13   Corporate America        American General Life Insurance   Class 2 shares
     Yes                      Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     333-80191                May 6, 1997
     99301                    811-08561

--------------------------------------------------------------------------------------------------------
14   Platinum Investor IV     American General Life Insurance   Class 2 shares:
     VUL                      Company Separate Account VL-R     Franklin Small Cap Value Securities Fund
     Yes                      May 6, 1997                       Franklin U.S. Government Fund
     333-118318               811-08561                         Mutual Shares Securities Fund
     04604                                                      Templeton Foreign Securities Funs

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